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                                                                    Exhibit 23.5

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Select Medical Corporation of our reports dated July 6, 2000 and September 21, 1999 relating to the combined financial statement of NovaCare Physical Rehabilitation and Occupational Health Group, which appears in this Form S-1.

/s/ PricewaterhouseCoopers, LLP
Harrisburg, Pennsylvania
April 5, 2001